UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2019

TWINLAB CONSOLIDATED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 T-Rex Avenue, Suite 305, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(561) 443-5301

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Executive Officer; Appointment of Interim Chief Executive Officer

On August 12, 2019, Mr. Anthony Zolezzi resigned from his position as Chief Executive Officer of Twinlab Consolidated Holdings, Inc. (the “Company”). A Separation Agreement (the “Agreement”) for Mr. Zolezzi is currently being negotiated. It is currently contemplated that Mr. Zolezzi will continue to assist the Company in identifying and evaluating business opportunities for the Company. Compensation for such services are still being negotiated with the Company and will become part of the Agreement between the Company and Mr. Zolezzi. The Company will file one or more amendments to this Current Report on Form 8-K after any new compensation arrangements related to the Agreement discussed above is available.

On August 12, 2019, the Board of Directors of the Company accepted Mr. Zolezzi’ s resignation and appointed Carla Goffstein, the Company’s current Chief Financial Officer as Interim Chief Executive Officer, effective immediately. In her capacity as Interim Chief Executive Officer, Ms. Goffstein will succeed Mr. Zolezzi as the principal executive officer of the Company, while maintaining her position as the principal financial officer.

Ms. Goffstein, age 45, joined the Company in January 2018 and was appointed Chief Financial Officer on April 25, 2019. Ms. Goffstein holds a Bachelor of Science in Business (Finance concentration) from Miami University of Ohio. Before joining the Company, Ms. Goffstein was with Proctor & Gamble for 22 years, most recently serving as the Associate Director of Finance for Global Business Services.

There are no arrangements or understandings between Ms. Goffstein and any other persons in connection with her appointment. There are no family relationships between Ms. Goffstein and any director or executive officer of the Company, and Ms. Goffstein is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWINLAB CONSOLIDATED HOLDINGS, INC.

Date: August 16, 2019	By:	/s/ Shari Gottesman
Shari Gottesman Corporate Secretary & General Counsel